Exhibit 99.1

PDL Community Bancorp Announces 2019 First Quarter Results

New York (May 7, 2019): PDL Community Bancorp (the “Company”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”), reported net income of $668,000 for the quarter ended March 31, 2019 compared to a net income of $941,000 for the quarter ended March 31, 2018. The decrease in quarterly net income amounted to $273,000 and was attributable to an increase in noninterest expenses of $832,000, increases in provisions for loan losses of $55,000 and income taxes of $39,000, and a reduction in noninterest income of $132,000, offset by an increase in net interest income of $785,000. Basic and fully diluted earnings per share were both $0.04 for the quarter ended March 31, 2019 compared to $0.05 for the quarter ended March 31, 2018.

Carlos P. Naudon, President and CEO, noted that “our slower growth this quarter reflected our commitment to maintain asset quality and manage cost of funds. We are pleased to note that our branches have now largely deployed their new equipment, such as ATMs and TCRs.” Executive Chairman Steven A. Tsavaris remarked that “we were pleased to have held our second annual shareholders meeting on May 1, 2019 where our shareholders elected Maria A. Alvarez to her first full term on our board of directors.”

Net Interest Income

Net interest income was $9.5 million for the quarter ended March 31, 2019, up $785,000, or 9.1%, from $8.7 million for the quarter ended March 31, 2018. The increase in net interest income for the quarter ended March 31, 2019 compared to the quarter ended March 31, 2018 reflects a $1.7 million, or 15.6%, increase in total interest and dividend income, offset by an increase of $887,000, or 43.6%, in total interest expense. The increase in interest and dividend income was primarily due to growth in one-to-four family residential, multifamily, and nonresidential loans that provided an increase in average outstanding loans of $119.4 million, or 14.6%, for the quarter ended March 31, 2019 compared to the same period in 2018. The net interest rate spread and net interest margin were 3.46% and 3.86%, respectively, for the quarter ended March 31, 2019 compared to 3.61% and 3.95%, respectively, for the same period in 2018. The average yield on loans increased to 5.24% for the quarter ended March 31, 2019 from 5.16% for the same period in 2018. The increase in interest expense was due to an increase in average interest-bearing liabilities of $85.0 million, or 12.9%, for the quarter ended March 31, 2019 compared to the same period in 2018. Additionally, the cost of funding interest-bearing liabilities increased to 1.60% for the quarter ended March 31, 2019 from 1.26% for the same period in 2018.

Noninterest Income

Noninterest income was $753,000 for the quarter ended March 31, 2019, down $132,000, or 14.9%, from $885,000 for the same period in 2018. The decrease is mainly attributed to a reduction in late fees and prepayment charges related to mortgage loans and other fees totaling $152,000.

Noninterest Expense

Noninterest expense was $9.1 million for the quarter ended March 31, 2019, up $832,000, or 10.1%, from $8.3 million for the same period in 2018. This quarterly variance was largely due to increases in compensation and benefits expense of $556,000 primarily due to expenses from restricted stock units and stock options totaling $326,000, and occupancy expense of $420,000. The increase in noninterest expense was partially offset by decreases in professional fees of $113,000, data processing expenses of $55,000 and marketing and promotional expenses of $26,000.

Asset Quality

Nonperforming assets increased to $8.0 million, or 0.77% of total assets at March 31, 2019, from $6.8 million, or 0.64% of total assets at December 31, 2018. The increase is mainly attributable to an increase in nonaccrual, investor-owned one-to-four family residence loans of $1.1 million.

Provision for loan losses was $149,000 for the quarter ended March 31, 2019, compared to $94,000 for the same period in 2018. The allowance for loan losses was $12.4 million, or 1.33% of total loans at March 31, 2019, compared to $12.7 million, or 1.36% of total loans at December 31, 2018. Net charge-offs totaled $360,000 for the quarter ended March 31, 2019, or 0.16% of average loans outstanding, compared to net recoveries of $244,000 for the quarter ended March 31, 2018, or 0.12% of average loans outstanding, when annualized.

Balance Sheet

Total assets decreased $26.3 million, or 2.5%, to $1,033.6 million at March 31, 2019 from $1,059.9 million at December 31, 2018. Net loans increased $6.6 million, or 0.7%, to $925.1 million at March 31, 2019 from $918.5 million at December 31, 2018. The increase in loans was primarily due to aggregate increases of $9.3 million in mortgage loans in the investor-owned and owner-occupied one-to-four family residential, multifamily and nonresidential categories, offset by decreases of $2.7 million in construction and land loans and $609,000 in business loans.

Federal Home Loan Bank advances and other decreased $25.0 million or 36.0%, to $44.4 million at March 31, 2019 from $69.4 million at December 31, 2018.

Total deposits decreased $3.0 million, or 0.4%, to $806.8 million at March 31, 2019 from $809.8 million at December 31, 2018. The quarterly variance was due to decreases in certificates of deposits of $22.9 million, NOW and savings accounts of $5.8 million, and demand deposits of $2.4 million, offset by an increase in money market accounts of $28.2 million.

Total stockholders’ equity was $170.3 million at March 31, 2019 compared to $169.2 million at December 31, 2018. The Company and the Bank exceeded all regulatory capital requirements to be deemed well-capitalized at March 31, 2019. The Bank’s total capital to risk-weighted assets ratio was 19.32%, the tier 1 capital to risk-weighted assets ratio and the common equity tier 1 capital ratio were both 18.06%, and the tier 1 capital to total assets ratio was 13.56% at March 31, 2019, compared to 19.39%, 18.14%, and 13.66% at December 31, 2018, respectively.

On March 22, the Company announced that the Board of Directors had adopted a share repurchase program. As of May 6, 2019, the Company has repurchased 234,823 shares of stock at a weighted average price $14.22 per share.

About PDL Community Bancorp

PDL Community Bancorp is the holding company for Ponce Bank. The Bank’s business primarily consists of taking deposits from the general public and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of one-to-four family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. The Bank also invests in securities, which have historically consisted of U.S. Government and federal agency securities and securities issued by government-sponsored or -owned enterprises, as well as, mortgage-backed securities and Federal Home Loan Bank stock. The Bank offers a variety of deposit accounts, including demand, savings, money market and certificates of deposit.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the prospectus and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, PDL Community Bancorp’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

PDL Community Bancorp and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands, except for share data)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
ASSETS
Cash and due from banks:
Cash	$5,690	$45,225	$5,494	$7,088	$6,570
Interest-bearing deposits in banks	35,877	24,553	16,895	42,094	52,409
Total cash and cash equivalents	41,567	69,778	22,389	49,182	58,979
Available-for-sale securities, at fair value	22,166	27,144	24,177	28,144	28,422
Loans receivable, net	925,099	918,509	893,884	850,426	823,014
Accrued interest receivable	3,735	3,795	3,609	3,350	3,202
Premises and equipment, net	31,777	31,135	29,293	28,366	27,684
Federal Home Loan Bank Stock (FHLB), at cost	2,915	2,915	2,621	2,617	1,673
Deferred tax assets	3,852	3,811	4,118	3,805	3,801
Other assets	2,485	2,814	2,620	2,923	2,848
Total assets	$1,033,596	$1,059,901	$982,711	$968,813	$949,623
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$806,781	$809,758	$764,792	$753,255	$752,267
Accrued interest payable	75	63	75	141	61
Advance payments by borrowers for taxes and insurance	8,099	6,037	7,219	5,491	6,999
Advances from the Federal Home Loan Bank and others	44,404	69,404	37,775	37,775	20,000
Other liabilities	3,975	5,467	5,706	5,573	4,582
Total liabilities	863,334	890,729	815,567	802,235	783,909
Commitments and contingencies
Stockholders' Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued	—	—	—	—	—
Common stock, $0.01 par value; 50,000,000 shares authorized; 18,463,028 shares issued and 18,449,162 shares outstanding as of March 31, 2019 and 18,463,028 shares issued and outstanding as of December 31,2018	185	185	185	185	185
Treasury stock, at cost; 13,866 shares at March 31, 2019 and no shares as of December 31, 2018	(193)	—	—	—	—
Additional paid-in-capital	84,976	84,581	84,557	84,488	84,419
Retained earnings	99,481	98,813	96,896	96,495	95,796
Accumulated other comprehensive loss	(8,035)	(8,135)	(8,101)	(8,076)	(8,052)
Unearned compensation - ESOP; 615,188 shares and 627,251 shares as of March 31, 2019 and December 31, 2018	(6,152)	(6,272)	(6,393)	(6,514)	(6,634)
Total stockholders' equity	170,262	169,172	167,144	166,578	165,714
Total liabilities and stockholders' equity	$1,033,596	$1,059,901	$982,711	$968,813	$949,623

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Income

(Dollars in thousands, except per share data)

	For the Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Interest and dividend income:
Interest on loans receivable	$12,095	$12,026	$11,483	$11,053	$10,386
Interest and dividends on investment securities and FHLB stock	287	300	254	330	324
Total interest and dividend income	12,382	12,326	11,737	11,383	10,710
Interest expense:
Interest on certificates of deposit	1,956	2,078	1,942	1,847	1,750
Interest on other deposits	631	320	272	199	185
Interest on borrowings	333	321	276	204	98
Total interest expense	2,920	2,719	2,490	2,250	2,033
Net interest income	9,462	9,607	9,247	9,133	8,677
Provision for loan losses	149	215	602	337	94
Net interest income after provision for loan losses	9,313	9,392	8,645	8,796	8,583
Noninterest income:
Service charges and fees	230	217	191	214	223
Brokerage commissions	109	108	286	42	96
Late and prepayment charges	139	278	65	52	211
Other	275	212	172	216	355
Total noninterest income	753	815	714	524	885
Noninterest expense:
Compensation and benefits	5,014	4,371	4,547	4,563	4,458
Occupancy expense	1,911	1,879	1,585	1,717	1,491
Data processing expenses	353	357	342	300	408
Direct loan expenses	156	217	265	152	155
Insurance and surety bond premiums	83	94	87	99	89
Office supplies, telephone and postage	317	349	308	352	300
FDIC deposit insurance assessment	68	70	68	66	68
Professional fees	510	1,025	978	529	623
Marketing and promotional expenses	26	68	40	55	52
Directors fees	83	69	69	70	69
Regulatory dues	56	60	63	58	56
Other operating expenses	514	515	417	494	490
Total noninterest expense	9,091	9,074	8,769	8,455	8,259
Income before income taxes	975	1,133	590	865	1,209
Provision for income taxes	307	498	188	166	268

Net income	$668	$635	$402	$699	$941
Earnings per share:
Basic	$0.04	$0.04	$0.02	$0.04	$0.05
Diluted	$0.04	$0.04	$0.02	$0.04	$0.05

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Income

(Dollars in thousands, except per share data)

	Quarter Ended March 31,
	2019	2018	Variance $	Variance %
Interest and dividend income:
Interest on loans receivable	$12,095	$10,386	$1,709	16.45%
Interest and dividends on investment securities and FHLB stock	287	324	(37)	(11.42%)
Total interest and dividend income	12,382	10,710	1,672	15.61%
Interest expense:
Interest on certificates of deposit	1,956	1,750	206	11.77%
Interest on other deposits	631	185	446	241.08%
Interest on borrowings	333	98	235	239.80%
Total interest expense	2,920	2,033	887	43.63%
Net interest income	9,462	8,677	785	9.05%
Provision for loan losses	149	94	55	58.51%
Net interest income after provision for loan losses	9,313	8,583	730	8.51%
Noninterest income:
Service charges and fees	230	223	7	3.14%
Brokerage commissions	109	96	13	13.54%
Late and prepayment charges	139	211	(72)	(34.12%)
Other	275	355	(80)	(22.54%)
Total noninterest income	753	885	(132)	(14.92%)
Noninterest expense:
Compensation and benefits	5,014	4,458	556	12.47%
Occupancy expense	1,911	1,491	420	28.17%
Data processing expenses	353	408	(55)	(13.48%)
Direct loan expenses	156	155	1	0.65%
Insurance and surety bond premiums	83	89	(6)	(6.74%)
Office supplies, telephone and postage	317	300	17	5.67%
FDIC deposit insurance assessment	68	68	—	0.00%
Professional fees	510	623	(113)	(18.14%)
Marketing and promotional expenses	26	52	(26)	(50.00%)
Directors fees	83	69	14	20.29%
Regulatory dues	56	56	—	0.00%
Other operating expenses	514	490	24	4.90%
Total noninterest expense	9,091	8,259	832	10.07%
Income before income taxes	975	1,209	(234)	(19.35%)
Provision for income taxes	307	268	39	14.55%
Net income	$668	$941	$(273)	(29.01%)
Earnings per share:
Basic	$0.04	$0.05	N/A	N/A
Diluted	$0.04	$0.05	N/A	N/A

PDL Community Bancorp and Subsidiaries

Key Metrics

	At or for the Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Performance Ratios:
Return on average assets	0.26%	0.25%	0.16%	0.29%	0.41%
Return on average equity	1.59%	1.49%	0.95%	1.68%	2.30%
Net interest rate spread (1)	3.46%	3.52%	3.49%	3.64%	3.61%
Net interest margin (2)	3.86%	3.90%	3.86%	3.96%	3.95%
Noninterest expense to average assets	3.59%	3.57%	3.54%	3.54%	3.61%
Efficiency ratio (3)	89.00%	87.07%	88.03%	87.55%	86.37%
Average interest-earning assets to average interest- bearing liabilities	133.93%	134.30%	135.09%	132.89%	135.79%
Average equity to average assets	16.58%	16.69%	17.06%	17.45%	17.91%
Capital Ratios:
Total capital to risk weighted assets (bank only)	19.32%	19.39%	19.60%	20.07%	20.52%
Tier 1 capital to risk weighted assets (bank only)	18.06%	18.14%	18.35%	18.81%	19.26%
Common equity Tier 1 capital to risk-weighted assets (bank only)	18.06%	18.14%	18.35%	18.81%	19.26%
Tier 1 capital to average assets (bank only)	13.56%	13.66%	13.78%	14.03%	14.25%
Asset Quality Ratios:
Allowance for loan losses as a percentage of total loans	1.33%	1.36%	1.37%	1.36%	1.37%
Allowance for loan losses as a percentage of nonperforming loans	155.87%	186.77%	(186.74%)	176.63%	122.81%
Net (charge-offs) recoveries to average outstanding loans during the year	(0.16%)	0.03%	0.00%	0.00%	0.12%
Non-performing loans as a percentage of total loans	0.86%	0.73%	0.73%	0.77%	1.11%
Non-performing loans as a percentage of total assets	0.77%	0.64%	0.67%	0.69%	0.98%
Total non-performing assets as a percentage of total assets	0.77%	0.64%	0.67%	0.69%	0.98%
Total non-performing assets, accruing loans past due 90 days or more, and accruing troubled debt restructured loans as a percentage of total assets	1.74%	1.63%	1.79%	1.87%	2.25%
Other:
Number of offices	14	14	14	14	14
Number of full-time equivalent employees	185	181	175	194	192

(1)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(2)	Net interest margin represents net interest income divided by average total interest-earning assets.
(3)	Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.

Key metrics calculated on income statement items were annualized where appropriate.

PDL Community Bancorp and Subsidiaries

Loan Portfolio

	For the Quarters Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2019		2018		2018		2018		2018
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Mortgage loans:
1-4 family residential
Investor Owned	$304,650	32.55%	$303,197	32.61%	$295,792	32.69%	$296,490	34.44%	$290,509	34.86%
Owner-Occupied	95,449	10.20%	92,788	9.98%	95,464	10.55%	92,208	10.71%	96,943	11.63%
Multifamily residential	234,749	25.09%	232,509	25.01%	219,958	24.31%	218,210	25.34%	204,474	24.54%
Nonresidential properties	199,903	21.36%	196,917	21.18%	191,603	21.17%	168,788	19.60%	158,525	19.03%
Construction and land	84,844	9.07%	87,572	9.42%	85,293	9.43%	72,574	8.43%	67,971	8.16%
Total mortgage loans	919,595	98.27%	912,983	98.20%	888,110	98.14%	848,270	98.52%	818,422	98.21%
Nonmortgage loans:
Business loans	15,101	1.61%	15,710	1.69%	15,832	1.75%	11,698	1.36%	13,925	1.67%
Consumer loans	1,125	0.12%	1,068	0.11%	992	0.11%	1,027	0.12%	975	0.12%
Total nonmortgage loans	16,226	1.73%	16,778	1.80%	16,824	1.86%	12,725	1.48%	14,900	1.79%
Total loans	935,821	100.00%	929,761	100.00%	904,934	100.00%	860,995	100.00%	833,322	100.00%

Net deferred loan origination costs	1,727		1,407		1,316		1,182		1,101
Allowance for losses on loans	(12,449)		(12,659)		(12,366)		(11,751)		(11,409)

Loans, net	$925,099		$918,509		$893,884		$850,426		$823,014

PDL Community Bancorp and Subsidiaries

Nonperforming Assets

	For the Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
	(Dollars in thousands)
Nonaccrual loans:
Mortgage loans:
1-4 family residential
Investor owned	$1,284	$205	$206	$208	$209
Owner occupied	933	1,092	1,098	1,481	1,951
Multifamily residential	13	16	—	—	—
Nonresidential properties	531	706	544	142	633
Construction and land	1,341	1,115	1,103	1,111	1,097
Nonmortgage loans:
Business	275	—	—	—	30
Consumer	4	—	—	—	—
Total nonaccrual loans (not including non-accruing troubled debt restructured loans)	$4,381	$3,134	$2,951	$2,942	$3,920

Non-accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$1,023	$1,053	$1,076	$1,099	$1,122
Owner occupied	1,972	1,987	1,990	2,007	2,983
Multifamily residential	—	—	—	—	—
Nonresidential properties	611	604	605	606	1,265
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total non-accruing troubled debt restructured loans	3,606	3,644	3,671	3,712	5,370
Total nonaccrual loans	$7,987	$6,778	$6,622	$6,654	$9,290

Real estate owned:
Mortgage loans:
1-4 family residential
Investor owned	$—	$—	$—	$—	$—
Owner occupied
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total real estate owned	—	—	—	—	—
Total nonperforming assets	$7,987	$6,778	$6,622	$6,654	$9,290

Accruing loans past due 90 days or more:
Mortgage loans:
1-4 family residential
Investor owned	$—	$—	$—	$—	$—
Owner occupied	—	—	—	—	—
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total accruing loans past due 90 days or more	$—	$—	$—	$—	$—
Accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$5,157	$5,192	$5,224	$5,707	$5,738
Owner occupied	3,415	3,456	3,882	3,911	4,424
Multifamily residential	—	—	—	—	—
Nonresidential properties	1,428	1,438	1,449	1,458	1,468
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	40	374	398	421	454
Consumer	—	—	—	—	—
Total accruing troubled debt restructured loans	$10,040	$10,460	$10,953	$11,497	$12,084
Total nonperforming assets, accruing loans past due 90 days or more and accruing troubled debt restructured loans	$18,027	$17,238	$17,575	$18,151	$21,374
Total nonperforming loans to total loans	0.86%	0.73%	0.73%	0.77%	1.11%
Total nonperforming assets to total assets	0.77%	0.64%	0.67%	0.69%	0.98%
Total nonperforming assets, accruing loans past due 90 days or more and accruing troubled debt restructured loans to total assets	1.74%	1.63%	1.79%	1.87%	2.25%

PDL Community Bancorp and Subsidiaries

Average Balance Sheets

	For the Three Months Ended March 31,
	2019			2018
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans	$935,877	$12,095	5.24%	$816,437	$10,386	5.16%
Available-for-sale securities	23,790	86	1.47%	28,692	105	1.49%
Other (2)	33,714	201	2.42%	46,701	219	1.90%
Total interest-earning assets	993,381	12,382	5.06%	891,830	10,710	4.87%
Non-interest-earning assets	34,441			35,429
Total assets	$1,027,822			$927,259
Interest-bearing liabilities:
Savings accounts	$122,559	$341	1.13%	$124,473	$131	0.43%
Interest-bearing demand	141,761	289	0.83%	77,298	53	0.28%
Certificates of deposit	419,108	1,956	1.89%	430,242	1,750	1.65%
Total deposits	683,428	2,586	1.53%	632,013	1,934	1.24%
Advance payments by borrowers	7,709	1	0.05%	6,572	1	0.06%
Borrowings	50,570	333	2.67%	18,164	98	2.19%
Total interest-bearing liabilities	741,707	2,920	1.60%	656,749	2,033	1.26%
Non-interest-bearing liabilities:
Non-interest-bearing demand	110,644	—		99,367	—
Other non-interest-bearing liabilities	5,056	—		5,104	—
Total non-interest-bearing liabilities	115,700	—		104,471	—
Total liabilities	857,407	2,920		761,220	2,033
Total equity	170,415			166,039
Total liabilities and total equity	$1,027,822		1.60%	$927,259		1.26%
Net interest income		$9,462			$8,677
Net interest rate spread (3)			3.46%			3.61%
Net interest-earning assets (4)	$251,674			$235,081
Net interest margin (5)			3.86%			3.95%
Average interest-earning assets to interest-bearing liabilities			133.93%			135.79%

(1)	Annualized where appropriate.
(2)	Includes FHLB demand accounts and FHLB stock dividends.
(3)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(4)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(5)	Net interest margin represents net interest income divided by average total interest-earning assets.